Rule 497(d)

                                     FT 945

                Supplement to the Prospectus dated March 3, 2005

     Notwithstanding anything to the contrary in the Prospectus, the estimated net annual distribution per Unit for the first year and the estimated net annual distribution per Unit for subsequent years shall be $.0318 and $.0309 per Unit, respectively.

March 8, 2005